Exhibit 99.1

Composition of Automobile Loan Contracts

as of the Cutoff Date

9/20/2010

	New	Used	Total
Aggregate Principal Balance (1)	$337,065,268.69	$591,902,703.01	$928,967,971.70

Number of Receivables in Pool	14,564	35,294	49,858

Percent of Pool by Principal Balance	36.28%	63.72%	100.00%

Average Principal Balance	$23,143.73	$16,770.63	$18,632.28
Range of Principal Balances	($479.55 to $77,875.77)	($295.25 to $57,149.21)	($295.25 to $77,875.77)

Weighted Average APR (1)	13.90%	16.98%	15.86%
Range of APRs	(1.00% to 24.99%)	(3.00% to 27.99%)	(1.00% to 27.99%)

Weighted Average Remaining Term	69 months	65 months	66 months
Range of Remaining Terms	(3 to 72 months)	(3 to 72 months)	(3 to 72 months)

Weighted Average Original Term	72 months	67 months	69 months
Range of Original Terms	(36 to 72 months)	(24 to 72 months)	(24 to 72 months)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the automobile loan contracts may not be equivalent to the aggregate yield on the Aggregate Principal Balance.

Distribution of the Automobile Loan Contracts by Score

as of the Cutoff Date

9/20/2010

	AmeriCredit Score (1)	Percent of Aggregate Principal Balance (2)	Credit Bureau Score (3)	Percent of Aggregate Principal Balance (2)
	Less than 215	2.69%
	215-224	9.59%	Less than 540	20.26%
	225-244	37.31%	540-599	47.76%
	245-259	27.36%	600-659	27.19%
	260 and greater	23.06%	660 and greater	4.80%

Weighted Average Score	246		579

(1)	Proprietary credit score developed and utilized by AmeriCredit to support the credit approval and pricing process. The scale of the proprietary score is not comparable to a credit bureau score
(2)	Percentages may not add to 100% because of rounding.
(3)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experian credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total pool.

Distribution of the Automobile Loan Contracts by APR

as of the Cutoff Date

9/20/2010

Distribution by APR	Aggregate Principal Balance (1)	Percent of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	Percent of Number of Automobile Loan Contracts (2)
1.000%-1.999%	$51,453.83	0.01%	3	0.01%
2.000%-2.999%	532,402.58	0.06%	19	0.04%
3.000%-3.999%	2,642,374.28	0.28%	111	0.22%
4.000%-4.999%	3,746,327.21	0.40%	141	0.28%
5.000%-5.999%	7,276,776.62	0.78%	260	0.52%
6.000%-6.999%	3,959,544.15	0.43%	150	0.30%
7.000%-7.999%	13,923,548.45	1.50%	539	1.08%
8.000%-8.999%	12,018,238.15	1.29%	516	1.03%
9.000%-9.999%	20,633,437.80	2.22%	943	1.89%
10.000%-10.999%	28,413,739.89	3.06%	1,403	2.81%
11.000%-11.999%	42,290,797.62	4.55%	2,080	4.17%
12.000%-12.999%	54,682,524.52	5.89%	2,772	5.56%
13.000%-13.999%	72,217,902.73	7.77%	3,682	7.38%
14.000%-14.999%	96,408,938.40	10.38%	4,922	9.87%
15.000%-15.999%	96,247,679.89	10.36%	5,050	10.13%
16.000%-16.999%	106,003,710.53	11.41%	5,604	11.24%
17.000%-17.999%	95,402,366.87	10.27%	5,249	10.53%
18.000%-18.999%	116,091,240.42	12.50%	6,526	13.09%
19.000%-19.999%	52,774,334.98	5.68%	3,139	6.30%
20.000%-20.999%	44,309,684.21	4.77%	2,731	5.48%
21.000%-21.999%	29,311,054.15	3.16%	1,929	3.87%
22.000%-22.999%	15,592,757.79	1.68%	1,017	2.04%
23.000%-23.999%	9,253,129.58	1.00%	666	1.34%
24.000%-24.999%	4,329,449.30	0.47%	336	0.67%
25.000%-25.999%	693,411.18	0.07%	55	0.11%
26.000%-26.999%	105,250.95	0.01%	9	0.02%
27.000%-27.999%	55,895.62	0.01%	6	0.01%

TOTAL	$928,967,971.70	100.00%	49,858	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APRs represent APRs on Principal Balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Distribution of the Automobile Loan Contracts by Geographic Location of Obligor

as of the Cutoff Date

9/20/2010

Geographic Location	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
Alabama	$14,458,072.56	1.56%	721	1.45%
Alaska	1,435,199.28	0.15%	74	0.15%
Arizona	23,565,991.41	2.54%	1,231	2.47%
Arkansas	10,445,349.57	1.12%	553	1.11%
California	85,584,966.46	9.21%	4,529	9.08%
Colorado	21,483,021.00	2.31%	1,168	2.34%
Connecticut	5,471,700.88	0.59%	296	0.59%
Delaware	4,622,491.74	0.50%	260	0.52%
District of Columbia	1,720,010.70	0.19%	87	0.17%
Florida	75,051,269.90	8.08%	4,238	8.50%
Georgia	24,413,431.21	2.63%	1,231	2.47%
Hawaii	2,043,950.61	0.22%	111	0.22%
Idaho	1,654,913.39	0.18%	97	0.19%
Illinois	36,643,708.66	3.94%	1,958	3.93%
Indiana	22,977,123.54	2.47%	1,262	2.53%
Iowa	5,176,947.33	0.56%	303	0.61%
Kansas	5,948,665.12	0.64%	310	0.62%
Kentucky	13,571,912.99	1.46%	750	1.50%
Louisiana	15,586,781.45	1.68%	775	1.55%
Maine	2,570,106.17	0.28%	151	0.30%
Maryland	24,504,931.84	2.64%	1,305	2.62%
Massachusetts	13,284,664.84	1.43%	787	1.58%
Michigan	34,352,482.71	3.70%	1,932	3.88%
Minnesota	8,826,785.10	0.95%	525	1.05%
Mississippi	6,239,587.76	0.67%	329	0.66%
Missouri	20,145,022.00	2.17%	1,170	2.35%
Montana	1,670,847.62	0.18%	87	0.17%
Nebraska	2,991,192.73	0.32%	173	0.35%
Nevada	5,973,838.18	0.64%	317	0.64%
New Hampshire	3,315,142.00	0.36%	204	0.41%
New Jersey	21,838,329.81	2.35%	1,186	2.38%
New Mexico	8,823,846.14	0.95%	433	0.87%
New York	35,627,122.55	3.84%	1,970	3.95%
North Carolina	28,825,658.27	3.10%	1,550	3.11%
Ohio	42,380,772.61	4.56%	2,474	4.96%
Oklahoma	14,567,423.45	1.57%	774	1.55%
Oregon	4,690,122.96	0.50%	265	0.53%
Pennsylvania	43,868,689.35	4.72%	2,563	5.14%
Rhode Island	1,691,206.02	0.18%	97	0.19%
South Carolina	7,820,531.83	0.84%	428	0.86%
Tennessee	12,617,056.83	1.36%	683	1.37%
Texas	146,811,254.86	15.80%	7,017	14.07%
Utah	2,710,176.71	0.29%	142	0.28%
Virginia	20,787,322.90	2.24%	1,141	2.29%
Washington	16,126,790.86	1.74%	860	1.72%
West Virginia	9,285,516.45	1.00%	491	0.98%
Wisconsin	10,255,839.51	1.10%	618	1.24%
Wyoming	2,305,255.83	0.25%	107	0.21%
Other (3)	2,204,946.01	0.24%	125	0.25%

TOTAL	$928,967,971.70	100.00%	49,858	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States with Aggregate Principal Balances less than $1,000,000 each.

Distribution of the Automobile Loan Contracts by Vehicle Make

as of the Cutoff Date

9/20/2010

Vehicle Make	Aggregate Principal Balance(1)	Percent of Aggregate Principal Balance(2)	Number of Automobile Loan Contracts	Percent of Number of Automobile Loan Contracts(2)
BMW	$10,955,403.33	1.18%	484	0.97%
Buick	9,472,887.93	1.02%	472	0.95%
Cadillac	18,826,725.45	2.03%	823	1.65%
Chevrolet	217,256,797.69	23.39%	10,795	21.65%
Chrysler	34,523,536.28	3.72%	2,195	4.40%
Dodge	83,064,867.57	8.94%	4,505	9.04%
Ford	105,870,708.47	11.40%	5,604	11.24%
GMC	33,345,513.36	3.59%	1,343	2.69%
Honda	27,703,028.17	2.98%	1,582	3.17%
Hyundai	33,656,447.30	3.62%	2,021	4.05%
Jeep	34,811,635.86	3.75%	1,867	3.74%
Kia	59,011,085.60	6.35%	3,347	6.71%
Mazda	15,622,154.11	1.68%	939	1.88%
Mercedes	13,126,492.74	1.41%	543	1.09%
Mitsubishi	14,029,053.41	1.51%	806	1.62%
Nissan	69,530,482.76	7.48%	3,772	7.57%
Pontiac	17,791,655.29	1.92%	1,350	2.71%
Saturn	10,161,981.77	1.09%	733	1.47%
Toyota	49,316,548.32	5.31%	2,845	5.71%
Volkswagen	10,893,439.58	1.17%	669	1.34%
Other(3)	59,997,526.71	6.46%	3,163	6.34%

Total	$928,967,971.70	100.00%	49,858	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	Aggregate Principal Balance of less than 1% per vehicle make.

Distribution of the Automobile Loan Contracts by Vehicle Segment

as of the Cutoff Date

9/20/2010

Vehicle Segment(1)	Aggregate Principal Balance(2)	Percent of Aggregate Principal Balance(3)	Number of Automobile Loan Contracts	Percent of Total Number of Automobile Loan Contracts(3)
Full-Size Car	$5,505,421.06	0.59%	297	0.60%
Full-Size Van/Truck	129,914,911.22	13.98%	5,531	11.09%
Full-Size SUV	64,883,035.64	6.98%	2,573	5.16%
Mid-Size Car	235,128,311.06	25.31%	13,445	26.97%
Mid-Size SUV	222,425,536.79	23.94%	11,465	23.00%
Economy/Compact Car	142,179,390.09	15.31%	9,609	19.27%
Compact Van/Truck	53,732,102.34	5.78%	3,210	6.44%
Sports Car	73,476,203.42	7.91%	3,651	7.32%
Segment Unavailable(4)	1,723,060.08	0.19%	77	0.15%

Total	$928,967,971.70	100.00%	49,858.00	100.00%

(1)	Categories reflect consolidated categories based on J.D. Power defined segments.
(2)	Aggregate Principal Balances include some portion of accrued interest.
(3)	Percentages may not add up to 100% because of rounding.
(4)	Vehicle segmentation was not available for certain accounts at the time of the cutoff date for the pool.

Distribution of the Automobile Loan Contracts by Wholesale LTV

as of the Cutoff Date

9/20/2010

	Wholesale LTV (1) Range	Percent of Aggregate Principal Balance (2)(3)
	Less than 100	27.35%
	100-109	21.89%
	110-119	24.21%
	120-129	17.66%
	130-139	7.66%
	140-149	1.16%
	150 and greater	0.06%

Weighted Average Wholesale LTV	109%

(1)	Wholesale LTV is calculated using the total amount financed, which may include taxes, title fees and ancillary products over the wholesale auction value of the financed vehicle at the time the vehicle is financed. The vehicle value at origination is determined by using NADA or Kelly Blue Book "Trade-In" prices for used vehicles or dealer invoice/dealer wholesale price for new vehicles.

(2)	Wholesale LTV was not available or could not be calculated on certain loans and these loans are not included in the table above. Since these loans are not included in the Wholesale LTV table, the Aggregate Principal Balance may be less than the total pool.

(3)	Percentages may not add to 100% because of rounding.